EXHIBIT 99.1

Zomedica Appoints New Chief Financial Officer

ANN ARBOR, MI / ACCESSWIRE / March 17, 2023 / Zomedica Corp. (NYSE American: ZOM) (“Zomedica” or the “Company”), a veterinary health company offering point-of-care diagnostics and therapeutic products for companion animals, announced that it has appointed Peter L. Donato as its Chief Financial Officer, effective March 16, 2023.

Mr. Donato brings over 30 years of public and private company experience in a wide range of finance and business functions primarily in the human health sector, having held a number of senior positions from CFO, President and CEO, Executive Vice President, Senior Vice President, Vice President and Controller. Prior to joining Zomedica, Mr. Donato had a successful consulting practice specializing in public company readiness and was the Chief Financial Officer of Standard Bariatrics, a surgical company specializing in obesity surgery which was acquired by Teleflex in September of 2022. Mr. Donato has extensive experience with initial public offerings, business development and capital fund raising. Mr. Donato graduated from the Ohio State University, magna cum laude, with a BSBA in accounting and an MBA from the University of Akron, College of Business Administration.

“Peter brings a broad range of skills and experience as a public company CFO that will be increasingly important to us as we move forward,” said Larry Heaton, Zomedica’s Chief Executive Officer. “We are excited to welcome him to the Zomedica team.”

Peter Donato commented, “Throughout my career, I've worked at public or soon-to-be public companies where I can make an impact on the business and the customers it serves. I'm excited to join Zomedica and its seasoned executive team, adding my experience to help accelerate the growth of the Company while improving the care of companion animals and the success of the veterinarians who care for them.”

Mr. Donato succeeds Ann Marie Cotter, who served as Zomedica’s Vice President of Finance from August 2018 until October 2020, and subsequently as Chief Financial Officer. She is retiring to pursue personal interests.

“As part of the executive team who helped transform Zomedica, Ms. Cotter’s accomplishments on behalf of the Company are numerous and significant. All of us at Zomedica are appreciative of her efforts and wish her the very best as she continues to expand her horizons. I am pleased that Ann will continue to work with us for the next 30 days to ensure a smooth transition for Peter, and beyond as a consultant to provide her valuable insights as we move forward. On behalf of myself personally, our colleagues and our board of directors, I want to extend our deepest gratitude to Ann for her considerable contributions to Zomedica over the years,” commented Mr. Heaton.

For additional information regarding TRUFORMA ® , please click on the TRUFORMA ® tab at the top of the home page on the Zomedica website ( www.zomedica.com).

About Zomedica

Based in Ann Arbor, Michigan, Zomedica (NYSE American: ZOM) is a veterinary health company creating products for horses, dogs, and cats by focusing on the unmet needs of clinical veterinarians. Zomedica’s product portfolio includes innovative diagnostics and medical devices that emphasize patient health and practice health. Zomedica’s mission is to provide veterinarians the opportunity to increase productivity and grow revenue while better serving the animals in their care. For more information, visit www.zomedica.com.

1

Follow Zomedica

•	Email Alerts: http://investors.zomedica.com
•	LinkedIn: https://www.linkedin.com/company/zomedica
•	Facebook: https://m.facebook.com/zomedica
•	Twitter: https://twitter.com/zomedica
•	Instagram: https://www.instagram.com/zomedica_inc

Cautionary Statement Regarding Forward-Looking Statements – Safe Harbor

Except for statements of historical fact, this news release contains certain "forward-looking information" or "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities law. Forward-looking information is frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur and include statements relating to our expectations regarding future results. Although we believe that the expectations reflected in the forward-looking information are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, performance, or achievements. Consequently, there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking information.

Forward-looking information is based on the opinions and estimates of management at the date the statements are made, including assumptions with respect to economic growth, demand for the Company's products, the Company's ability to produce and sell its products, sufficiency of our budgeted capital and operating expenditures, the satisfaction by our strategic partners of their obligations under our commercial agreements, our ability to realize upon our business plans and cost control efforts and the impact of COVID-19 on our business, results and financial condition.

Our forward-looking information is subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking information. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: the finalization of the accounting procedures necessary to report our financial results for 2022, the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments, uncertainty as to whether our strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and verification and validation studies; uncertainty as to the timing and results of commercialization efforts, as well as the cost of commercialization efforts, including the cost to develop an internal sales force and manage our growth; uncertainty as to our ability to successfully integrate acquisitions; uncertainty as to our ability to supply products in response to customer demand; uncertainty as to the likelihood and timing of any required regulatory approvals, and the availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; veterinary acceptance of our products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; our ability to secure and maintain strategic relationships; performance by our strategic partners of their obligations under our commercial agreements, including product manufacturing obligations; risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to any required clinical trials and regulatory approvals, risks relating to the safety and efficacy of our products, the use of our products, intellectual property protection, risks related to the COVID-19 pandemic and its impact upon our business operations generally, including our ability to develop and commercialize our products, and the other risk factors disclosed in our filings with the SEC and under our profile on SEDAR at www.sedar.com. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

2

The forward-looking information contained in this news release is expressly qualified by this cautionary statement. We undertake no duty to update any of the forward-looking information to conform such information to actual results or to changes in our expectations except as otherwise required by applicable securities legislation. Readers are cautioned not to place undue reliance on forward-looking information.

Contact:

Dave Gentry

RedChip Companies Inc.

1-800-RED-CHIP (733-2447)

Or 407-491-4498

ZOM@redchip.com

3